[Atlas Funds logo]

              FROM THE OFFICE OF MARION O. SANDLER
              Chairman of the Board and Chief Executive Officer

              Dear Valued Policyholder:

                  The U.S. economy, which had grown by more than 4% per year for four straight years, exhibited signs of a slowdown toward the end of 2000. During the fourth quarter, for example, retail sales posted their weakest results since 1990, and manufacturing activity was at its lowest level in 10 years. Consumer confidence, which peaked in May, fell to a two-year low in December. Corporate earnings growth slowed substantially and, although unemployment averaged only 4% for the year, first-time unemployment claims were on the rise by yearend. Gross Domestic Product, a key measure of economic activity, gained only 1.4% in the fourth quarter, its lowest rate of growth in over five years.

                           The Stock Market: A Year of Correction

                  After five straight years of double-digit growth, the stock market declined in 2000. The technology industry, which had fueled substantial advances in equity prices during 1999 and early 2000, experienced a significant retrenchment that affected the market. The NASDAQ Composite Index posted a loss of -39.2%, the worst annual performance in its 29-year history. The Standard and Poor's 500 Index, which is a measure of broad market performance, ended 2000 down -9.1%, its worst return in over twenty-five years. While higher interest rates and rising oil prices hampered the U.S. economy, their effects also impacted global markets, where technology and telecommunications stocks suffered the most. The Morgan Stanley Capital International World Index, which is comprised of U.S. and foreign equities, fell -12.9%.

                            The Bond Market: A Mixed Performance

                  It was a mixed year for the bond market. Reacting to rising interest rates and fears about the financial health and credit ratings of a variety of companies, both investment-grade and high-yield corporate bonds experienced another rough year, the fourth in a row. In contrast, high-quality government issues experienced a rally. The demand for U.S. Treasury securities increased, as investors sought a "safe haven" from a faltering economy and a correcting stock market. However, the supply of new Treasuries was limited due to the growing U.S. budget surplus, which led to a "spillover" effect as investors sought other types of securities backed by governmental agencies, such as mortgage-backed investments.

                       Balanced Growth Portfolio: Year 2000 in Review

                  In light of the difficult year in the stock market and in
              certain sectors of the bond market, the BALANCED GROWTH PORTFOLIO in your ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY produced a -3.03% annual total return.(1) The BALANCED GROWTH PORTFOLIO is a "fund of funds" that seeks to provide long-term appreciation of capital and moderate current income by diversifying assets in as many as eight Atlas stock, bond, and money market funds.

                  The portfolio manager's strategy is to maintain a stock, bond and cash ratio of approximately 60%, 30% and 10%, respectively, adjusting proportions according to various market conditions. During 2000, to mitigate the impact of the weak stock market, the manager reallocated the portfolio, shifting assets from stocks to bonds. The portfolio's allocation in bonds increased from 20% at the beginning of the year to 28% at the end, while holdings in stocks decreased from 66% to 59%. Assets held in cash didn't change significantly, ending the year at 13%.

                  On December 31, 2000, the BALANCED GROWTH PORTFOLIO was
              invested in the underlying Atlas Funds as follows:

                    Atlas Funds                          % of Investments
                    -----------                          ----------------
                    Global Growth                              16.0%
                    Balanced                                   15.1
                    Growth and Income                          15.0
                    Emerging Growth                            14.2
                    Strategic Growth                           14.1
                    U.S. Government and Mortgage
                      Securities                               11.1
                    Strategic Income                           10.5
                    U.S. Treasury Money                         4.0
                                                              -----
                    Total                                     100.0%

---------------

              (1)Annual total returns do not include surrender or insurance charges for the variable annuity, but do include fund operating expenses and reinvestment of dividends and any capital gains paid. Share price and investment return may vary - upon redemption, portfolio shares may be worth more or less than their original cost. As always, past performance is no guarantee of future results.

                                  Goodbye 2000, Hello 2001

                  Last year provided us with an ample reminder that downturns are an unavoidable part of the economic cycle. Successful investors, however, have learned to live with short-term reversals because they know that - over the long haul - stocks have significantly outperformed other types of investments. I realize 2000 may have been an unsettling year for many of you, but now is an excellent opportunity to reaffirm your commitment to your long-term investment strategy. Remember that, ultimately, time is on your side. In light of changes in the economic environment, I encourage you to speak with your Atlas Representative and take advantage of a free personalized financial assessment to review your investment portfolio.

                      The Annuities You Want From The People You Trust

                  As a sister company of World Savings and a member of the $55 billion-strong Golden West Financial Corporation, Atlas is dedicated to giving you the quality products and service you've come to expect from World. To schedule an appointment with your Atlas Representative, call us today at 1-800-933-ATLAS (1-800-933-2852).

                  Thank you for your continued confidence in Atlas. We look
              forward to serving you now and for many years to come.

              Sincerely,

              /s/ Marion O. Sandler
              Marion O. Sandler
              Chairman of the Board and Chief Executive Officer

                               [PIN NOTE GRAPHIC]
Annuities are not FDIC-insured. Annuities are not obligations of World Savings. World does not guarantee performance by the insurer issuing the annuity, nor is the annuity insured by the FDIC, NCUSIF or any other federal entity. Variable annuities involve investment risks, including possible loss of principal.
                     Distributed by Atlas Securities, Inc.
                (dba Atlas Funds Distributors, Inc. in Arizona)

Atlas Balanced Growth Portfolio

Performance Compared to the Market
--------------------------------------------------------------------------------

  AS ALWAYS, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The following chart compares the growth of a hypothetical $10,000 investment in the Atlas Balanced Growth Portfolio to two indices that are representative of the markets in which the portfolio invests. These indices may differ materially from the underlying funds in the Balanced Growth Portfolio, and are unmanaged, do not include management expenses, and cannot be invested in directly. All returns reflect the reinvestment of dividends and capital gains. It does not reflect either insurance company or surrender charges imposed in connection with the variable annuity.

[LINE GRAPH]

                                                                                STANDARD & POOR'S
                                                  ATLAS BALANCED GROWTH      COMPOSITE INDEX OF 500     LEHMAN BROTHERS AGGREGATE
                                                        PORTFOLIO                    STOCKS                    BOND INDEX
                                                  ---------------------      ----------------------     -------------------------
9/97*                                                     10000                       10000                       10000
                                                           9710                        9666                       10145
                                                           9810                       10114                       10192
12/97                                                      9872                       10287                       10295
                                                           9957                       10401                       10426
                                                          10422                       11151                       10418
                                                          10772                       11721                       10453
                                                          10898                       11840                       10508
                                                          10750                       11636                       10608
6/98                                                      10856                       12109                       10698
                                                          10729                       11980                       10720
                                                           9565                       10250                       10895
                                                           9840                       10907                       11150
                                                          10200                       11794                       11091
                                                          10592                       12509                       11154
12/98                                                     11126                       13229                       11188
                                                          11343                       13782                       11267
                                                          11039                       13354                       11070
                                                          11386                       13888                       11131
                                                          11614                       14425                       11166
                                                          11451                       14085                       11068
6/99                                                      11907                       14867                       11033
                                                          11852                       14403                       10985
                                                          11711                       14332                       10980
                                                          11625                       13939                       11107
                                                          12026                       14822                       11148
                                                          12991                       15123                       11147
12/99                                                     14398                       16013                       11094
                                                          14373                       15210                       11057
                                                          15865                       14922                       11191
                                                          15877                       16382                       11338
                                                          14977                       15888                       11306
                                                          14348                       15563                       11300
6/00                                                      15335                       15947                       11535
                                                          15261                       15698                       11640
                                                          16185                       16673                       11809
                                                          15606                       15793                       11883
                                                          14854                       15727                       11961
                                                          13362                       14487                       12158
12/00                                                     13961                       14558                       12384

* Inception of operations of the Atlas Balanced Growth Portfolio.

Atlas Balanced Growth Portfolio

Statement of Net Assets                                        December 31, 2000
--------------------------------------------------------------------------------

INVESTMENTS: (96.35%)
  Investment in Atlas Funds, at identified cost.............                                        $20,129,986
                                                                                                    ===========

                                                                                 Percent of
                                                                 Shares          Net Assets
                                                                --------         ----------
  Investment in Atlas Funds, at value:
    U.S. Government and Mortgage Securities Fund............     227,303           10.67%           $ 2,261,663
    Strategic Income Fund...................................     491,996           10.15              2,150,021
    Balanced Fund...........................................     266,509           14.57              3,086,173
    Growth and Income Fund..................................     130,515           14.43              3,057,958
    Strategic Growth Fund...................................     157,128           13.59              2,880,149
    Global Growth Fund......................................     174,289           15.38              3,257,462
    Emerging Growth Fund....................................     200,509           13.73              2,909,392
    U.S. Treasury Money Fund................................     810,552            3.83                810,552
                                                                                                      ---------
                                                                                                     20,413,370
                                                                                                      ---------
OTHER ASSETS AND LIABILITIES: (3.65%)
  Distributions receivable..................................                                            514,608
  Other assets..............................................                                            304,392
  Liabilities...............................................                                            (44,975)
                                                                                                      ---------
  Total other assets and liabilities........................                                            774,025
                                                                                                      ---------
NET ASSETS (100.00%)........................................                                        $21,187,395
                                                                                                    ===========
NET ASSETS CONSIST OF:
  Unrealized appreciation...................................                                        $   283,384
  Accumulated net realized loss.............................                                           (443,687)
  Undistributed net investment income.......................                                                  0
  Paid in capital...........................................                                         21,347,698
                                                                                                      ---------
NET ASSETS..................................................                                        $21,187,395
                                                                                                    ===========
NET ASSET VALUE PER SHARE:
  Net assets................................................                                        $21,187,395
  Beneficial interest shares outstanding (unlimited number
    of shares authorized)...................................                                          1,983,691
                                                                                                    ===========
  Net asset value per share.................................                                        $     10.68
                                                                                                    ===========

      The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio

Statement of Operations                     for the year ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Distribution income from Atlas Funds....................    $   851,916
    Interest................................................          1,649
                                                                  ---------
  Total income..............................................        853,565
                                                                  ---------
  Expenses:
    Transfer agency fees and expenses.......................         54,274
    Management fees (Note 5)................................         48,233
    Custodian fees and expenses.............................         20,744
    Accounting and legal fees...............................         13,521
    Printing and postage....................................          9,819
    Amortization of organization costs (Note 2).............          5,031
    Trustees' fees..........................................            605
    Other...................................................            215
                                                                  ---------
  Gross expenses............................................        152,442
    Waiver of management fees...............................        (48,233)
    Expense reimbursement...................................         (7,742)
                                                                  ---------
  Net expenses..............................................         96,467
                                                                  ---------
  Net investment income.....................................        757,098
                                                                  ---------
REALIZED AND UNREALIZED GAIN (LOSS):
  Realized gain:
    Proceeds from sales.....................................     10,647,752
    Cost of securities sold.................................     10,186,758
                                                                -----------
  Net realized gain.........................................        460,994
                                                                  ---------
  Net change in unrealized appreciation:
    Unrealized appreciation beginning of year...............      2,504,261
    Unrealized appreciation end of year.....................        283,384
                                                                  ---------
  Net change in unrealized appreciation.....................     (2,220,877)
                                                                  ---------
  Net realized gain (loss)..................................     (1,759,883)
                                                                  ---------
  Net decrease in net assets resulting from operations......    $(1,002,785)
                                                                ===========

      The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     2000             1999
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income.....................................      $   757,098      $ 1,593,642
  Net realized gain on investments..........................          460,994          328,103
  Net change in unrealized appreciation (depreciation) on
    investments.............................................       (2,220,877)       1,658,121
                                                                    ---------        ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................       (1,002,785)       3,579,866
                                                                    ---------        ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
  Distributions from net investment income..................         (323,232)      (1,594,110)
  Distributions from net realized gain on investments.......         (885,804)        (308,565)
                                                                    ---------        ---------
  Total distributions paid to shareholders..................       (1,209,036)      (1,902,675)
                                                                    ---------        ---------
BENEFICIAL INTEREST SHARE TRANSACTIONS:(1)
  Proceeds from shares sold.................................        7,455,987        2,094,550
  Proceeds from shares issued in reinvestment of
    distributions...........................................        1,209,033        1,902,675
  Cost of shares repurchased................................       (1,043,867)      (2,456,007)
                                                                    ---------        ---------
  Net increase in net assets resulting from beneficial
    interest share transactions.............................        7,621,153        1,541,218
                                                                    ---------        ---------
  Net increase in net assets................................        5,409,332        3,218,409
NET ASSETS:
  Beginning of year.........................................       15,778,063       12,559,654
                                                                    ---------        ---------
  End of year...............................................      $21,187,395      $15,778,063
                                                                  ===========      ===========

(1) Share Transactions:
    Sold....................................................          606,656          192,950
    Issued in reinvestment of dividends.....................          113,205          162,900
    Redeemed................................................          (86,710)        (229,917)
                                                                    ---------        ---------
  Net increase in shares outstanding........................          633,151          125,933
                                                                  ===========      ===========

      The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio

Financial Highlights selected data for a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                2000(1)         1999(1)         1998(1)         1997(2)
Net asset value, beginning of period........................    $ 11.68         $ 10.26         $  9.33         $10.00
                                                                 ------          ------          ------         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................       0.48            1.34            0.58           0.55
  Net realized and unrealized gain (loss) on investments....      (0.84)           1.68            0.61          (0.68)
                                                                 ------          ------          ------         ------
  Total income (loss) from investment operations............      (0.36)           3.02            1.19          (0.13)
                                                                 ------          ------          ------         ------
LESS DISTRIBUTIONS:
  Distributions from net investment income..................      (0.17)          (1.34)          (0.26)         (0.54)
  Distributions from net realized gain on investments.......      (0.47)          (0.26)             --             --
                                                                 ------          ------          ------         ------
  Total distributions.......................................      (0.64)          (1.60)          (0.26)         (0.54)
                                                                 ------          ------          ------         ------
Net asset value, end of period..............................    $ 10.68         $ 11.68         $ 10.26         $ 9.33
                                                                =======         =======         =======         ======
Total return, aggregate(3)..................................      -3.03%          29.41%          12.70%         -1.28%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................    $21,187         $15,778         $12,560         $3,512
  Ratio of expenses to average net assets:(4)
    Before expense waivers and reimbursement................       0.79%           0.95%           1.34%          2.82%
    After expense waivers and reimbursement.................       0.50%           0.50%           0.50%          0.50%
  Ratio of net investment income to average net assets(4)...       3.92%          12.40%           6.73%         38.25%
  Portfolio turnover rate...................................      56.11%          64.47%         114.79%          1.49%

(1) For the year ended December 31.

(2) For the period September 30, 1997 (inception of operations) to December 31, 1997.

(3) Total return assumes purchase at net asset value at the beginning of the period.

(4) Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio

Notes to Financial Statements                                  December 31, 2000
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

  Atlas Insurance Trust (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end management investment company. The Trust offers a choice of investment portfolios to investors through the purchase of variable annuity and variable life policies which fund insurance company separate accounts. The Trust is a series company currently offering only the Atlas Balanced Growth Portfolio (the "Portfolio"). The Portfolio, which has as its investment objective long-term growth of capital and moderate income, invests among eight diversified Atlas mutual funds including the U.S. Treasury Money Fund, the U.S. Government and Mortgage Securities Fund, the Strategic Income Fund, the Balanced Fund, the Growth and Income Fund, the Strategic Growth Fund, the Global Growth Fund, and the Emerging Growth Fund (the "Atlas Funds"). Since the Portfolio invests in shares of a limited number of mutual funds, it is a "nondiversified" investment company under the 1940 Act. The Portfolio, however, intends to qualify as a diversified investment company under provisions of the Internal Revenue Code. Additional diversification requirements under Internal Revenue Code Section 817(h) are imposed on the Portfolio because the Trust is an investment medium for variable annuity contracts.

  The following is a summary of significant accounting policies consistently used by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

  a. Investment Valuation: Investments are valued at the net asset value of each underlying Atlas Fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on each day the Exchange is open for trading.

  b. Federal Income Taxes: It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

  c. Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  d. Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Dividends, representing distributions from Atlas Funds, are recorded on the ex-dividend date. Distributions of capital gains, if any, will normally be declared and paid once a year.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences, and differing characterization of distributions made by a Fund.

       Permanent differences incurred during the period ended December 31, 2000, resulting from differences in book and tax accounting, have been reclassified at year-end to undistributed net investment income (decrease of $742,209), undistributed net realized gain (loss) (increase of $748,124), and paid-in capital (decrease of $5,915).

Atlas Balanced Growth Portfolio

Notes to Financial Statements (continued)                      December 31, 2000
--------------------------------------------------------------------------------

  e. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. UNAMORTIZED ORGANIZATION COSTS

  The Trust was organized by Golden West Financial Corporation ("Golden West Financial"). On July 30, 1997, the Trust sold and issued to Golden West Financial 10,000 shares of beneficial interest ("Initial Shares"). Organization costs of $25,156 incurred by the Trust have been deferred and are being amortized on a straight-line basis over a period of five years from October 1997. If any of the Initial Shares are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of the redemption.

3. UNREALIZED APPRECIATION/DEPRECIATION -- TAX BASIS

  As of December 31, 2000, unrealized depreciation of investment securities for federal income tax purposes was $167,975 consisting of unrealized gains of $1,531,749 and unrealized losses of $1,699,724. Cost of securities for federal income tax purposes was $20,581,345.

4. PURCHASES AND SALES OF SECURITIES

  During the year ended December 31, 2000, the Portfolio purchased $18,428,958 of investment securities and sold $10,647,752 of investment securities.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the Portfolio, the Atlas U.S. Treasury Money Fund and the Atlas U.S. Government and Mortgage Securities Fund and, with respect to the other underlying Atlas Funds, supervises the provision of similar services by OppenheimerFunds, Inc. (the "Subadviser"). The Adviser is responsible for providing or overseeing all aspects of the Portfolio's day-to-day operations and implementing the Portfolio's investment programs. The Portfolio pays a fee for management and administrative services to the Adviser. The management fee is based on an annual rate of .25% of the Portfolio's average daily net assets. The Adviser has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio's total direct operating expenses to .50%. Due to the voluntary expense waiver in effect during the year ended December 31, 2000, the management fees due the Adviser were reduced by $48,233. The Adviser also absorbed $7,742 of other Fund expenses during the year.

  Atlas Securities, Inc. (the "Distributor") acts as principal underwriter of the Portfolio's shares. The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser, the Distributor and the Atlas Funds.

  At December 31, 2000 Golden West Financial owned 115,723 Class A shares of Emerging Growth Fund.

Atlas Balanced Growth Portfolio

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Atlas Insurance Trust:

  We have audited the accompanying statement of net assets of the Atlas Insurance Trust (Balanced Growth Portfolio) (the "Trust") as of December 31, 2000, the related statement of operations for the year ended December 31, 2000, the statements of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the years ended December 31, 2000, 1999, and 1998 and for the period from September 30, 1997 (inception of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust at December 31, 2000 and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

[Deloitte-Touche LLP]

Oakland, California
February 9, 2001

Atlas Balanced Growth Portfolio

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

  The following tax information represents disclosures of various tax benefits for the year ended December 31, 2000 passed through to shareholders of the Atlas Balanced Growth Portfolio.

  In accordance with the Internal Revenue Code, the Trust is designating $818,801 of long-term capital gain dividends.